EASTERN POINT ADVISORS FUNDS TRUST
                            CAPITAL APPRECIATION FUND

                         Supplement dated April 4, 2005
                      to Prospectus dated February 1, 2005


The following information supplements the information contained in the Prospectus.

1.   "Management of the Fund - Portfolio Management"

     This section of the Prospectus is replaced in its entirety by the following:

     Congress Asset Management Company ("Congress Asset"), a New York corporation with its principal offices located at 2 Seaport Lane, Boston, MA 02210-2001, provides consulting services to the Advisor. Congress Asset, a registered investment adviser under the Investment Advisers Act of 1940 with approximately $4 billion under management, furnishes the Advisor with research and analysis with respect to the Fund's portfolio and the types of securities in which the Fund invests. Congress Asset also provides statistical information and reports to the Advisor. As compensation for its services, Congress Asset receives a fee from the Advisor equal, on an annual basis, to 0.40% of the average daily net assets of the Fund.

2. "Additional Information on Buying and Selling Fund Shares - Market Timing Policies and Procedures"

This section of the Prospectus is replaced in its entirety by the following:

         Market Timing Policies

         Some investors try to profit from a strategy of frequent purchases and redemptions of Fund shares commonly known as market timing. Such activity can be harmful to Fund shareholders. The risks of frequent purchases and redemptions of Fund shares include:

         o  Dilution in the value of Fund shares held by long-term investors

         o  Interference with efficient management of the Fund's portfolio

         o  Increased brokerage and administrative costs

         o To the extent the Fund invests in foreign securities, the risk that the Fund is more susceptible to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets.

         The Board of Trustees of the Trust has adopted a policy designed to discourage frequent purchases and redemptions by shareholders.

         The Fund reserves the right to impose the following restrictions if it determines that there have been market timing activities:

         o  Modification of the current redemption fee;

         o Exchanges may only be made by U.S. mail; no exchanges will be permitted to be made electronically, by telephone or by facsimile;

         o Suspension or termination of a shareholder's right to purchase or exchange shares of the Fund;

         o Shareholders who exceed, or are suspected of exceeding, the restrictions listed above may be placed on a "watch list." Shareholders who have been placed on such list will have their transactions scrutinized before they are permitted to make further purchases of Fund shares to determine that such activity is not harmful to a Fund.

         Omnibus account transactions will be reviewed to determine whether such transactions are harmful to the Fund. To the extent that the activity is deemed harmful to the Fund, the restrictions provided for above will be imposed.

         The Fund, through its service providers, including the Advisor, applies these policies with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

         Exceptions to Restrictions on Frequent Purchase and Redemption Policy:

         Notwithstanding the policy set forth above, the Fund will permit frequent purchases and redemptions under the following limited circumstances:

         o  Systematic Withdrawal Plan
         o  National emergency
         o  Market volatility
         o Accounts held by certain retirement plans (such as 401(k) plans) which allow for frequent purchases and redemptions.

3.   Shareholder Meeting

The Board of Trustees of the Trust has called a meeting of shareholders of each of the Funds of the Trust. The tentative date of the shareholder meeting is June 22, 2005. Among the items that shareholders will be asked to consider approving at the meeting is a proposed Sub-Advisory Agreement for the Capital Appreciation Fund of the Trust between the Advisor and Congress Asset. As discussed above, Congress Asset currently provides consulting services to the Fund.

Proxy materials, including voting instructions, will be mailed in advance of the meeting to all shareholders holding shares as of the record date.